Exhibit 10.39

                              SOFTNET SYSTEMS, INC.

                          COMMON STOCK PURCHASE WARRANT
                           Expiring __________________

                                                  660 LaSalle Place
                                                  Highland Park, Illinois  60035
                                                  Dated ________________________

No. of Shares:  ________           Warrantholder:  ______________

     This is to certify that for value received SoftNet Systems, Inc., a New York corporation having an address at 660 LaSalle Place, Highland Park, Illinois 60035 (the "Company") hereby acknowledges that the above-named warrantholder (the "Warrantholder"), or his permitted registered assigns, is entitled to purchase from the Company, until the close of the period specified in this Warrant, an aggregate of ________ shares (subject to adjustment as hereinafter provided in Section 6) of Common Stock, par value $.01 per share, at an exercise per share of $________, all subject to the terms and conditions set forth in this Warrant.

SECTION 1. DEFINITIONS. For all purposes of this Warrant, the following terms shall have the meanings indicated:

          (a) "Initial Exercise Price" shall mean the initial exercise price of $____ per share of Common Stock as to the exercise of this Warrant, as hereinbefore set forth and prior to any adjustment pursuant to Section 6.

          (b) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

          (c) "Common Stock" shall mean the shares of Common Stock of the Company as hereafter defined in Section 7.

          (d) "Company" shall mean SoftNet Systems, Inc., a corporation organized and existing under the laws of the State of New York, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

          (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (f) "Exercise Price" shall mean the Initial Exercise Price or such Initial Exercise Price as adjusted from time to time pursuant to the provisions of Section 6 hereof.

          (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (h) "Transfer" as used in Section 5 shall include any disposition of any Warrants of Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

          (i) "Warrantholder" shall mean the registered holder of the Warrants and any related Warrant Shares.

          (j) "Warrants" shall mean this Warrant evidencing the rights to purchase initially an aggregate of 20,000 shares of Common Stock as existing, and all Warrants issued in exchange, transfer or replacement.

          (k) "Warrant Shares" shall mean the shares of Common Stock purchasable by the registered holder of Warrants upon the exercise hereof pursuant to Section 3 hereof.

          All terms used in this Warrant which are not defined in Section 1 shall have the meanings respectively set forth therefor elsewhere in this Warrant.

SECTION 2.  DETERMINATION OF EXERCISE PRICE.

          The Initial Exercise Price at which a holder may exercise this Warrant shall be at a price equal to $1.75 per share of Common Stock as to the exercise of this Warrant and shall be subject to adjustment from time to time pursuant to the provisions of Section 6 hereof.

          Any adjustment made pursuant to such Section 6 shall be computed on the basis of an Initial Exercise Price of $1.75 per share of Common Stock.

SECTION 3.  PROVISIONS GOVERNING EXERCISE.

          A. Exercise of Warrant. In order to exercise this Warrant in whole or in part, the Warrantholder shall complete the Subscription Form attached hereto, and shall deliver to the Company, at its principal office in Highland Park, Illinois (or at such office or agency of the Company as the Company may designate by notice in writing to the holder of this Warrant), this Warrant and cash or a check in an amount equal to the then aggregate Exercise Price of the shares of Common Stock being purchased. Upon receipt thereof, the Company shall, as promptly as practicable, execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of shares of Common Stock in said Subscription Form. Each stock certificate so delivered shall be registered in the name of such holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery, of said stock certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, except that, in case such stock certificates shall be registered in a name or names other than the name of the Warrantholder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder hereof to the Company at the time of redelivering this Warrant to the Company as mentioned above.

          B. Period for Exercise. The right to purchase shares of Common Stock represented by this Warrant shall expire at 3:00 p.m., New York time, on February 18, 1998.

          C. Transfer Restriction Legend. Each certificate for Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend (and any additional legend required by any national securities exchange upon which such Warrant may, at the time of such exercise, be listed) on the face thereof:

     This security has not been registered under the Securities Act of 1933 and may only be sold or transferred pursuant to an effective registration statement under such act or an applicable exemption from the registration requirements of such act, provided that in the event that any resale of this security is made pursuant to such an exemption an opinion of counsel, satisfactory to the Company and its legal counsel, will be provided to the effect that such transfer is made pursuant to an exemption from the registration requirements of the Securities Act of 1933.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of legal counsel to the Company and of counsel to the holder, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Securities Act.

          D. Character of Warrant Shares. All shares of Common Stock issuable upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and non-assessable, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value, if any, per share of Common Stock is at all times equal to or less than the then effective Exercise Price.

SECTION 4.  OWNERSHIP AND TRANSFER OF WARRANT.

          A. Ownership of this Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 4.

          B.  Exchange, Transfer and Replacement.

               (1) This Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 3, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new warrants to represent the right to purchase such number of shares as shall be designated by said Warrantholder at the time of such surrender. This Warrant and all rights hereunder are transferrable in whole or in part upon the books of the Company by the Warrantholder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant, but registered in the name of the transferee, upon surrender of this Warrant duly endorsed, at said office or agency of the Company and receipt of an investment representation from such transferee as set forth in Section 5 hereof.

               (2) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 4.

SECTION 5.  RESTRICTIONS ON EXERCISE, TRANSFER AND EXCHANGE.

          If at any time of any exercise, transfer or surrender for exchange of any of the Warrant Shares issued on the exercise thereof, such Warrant or Warrant Shares are not registered under the Securities Act, the Company may require, as a condition to allowing the exercise, transfer or exchange, that the holder or transferee of Warrants of Common Stock furnish to the Company such information as, in the opinion of its counsel, is necessary to establish the fact that the exercise, transfer or exchange may be made without registration under the Securities Act. That information shall include a written statement that the holder is purchasing the Warrant Shares or that the transferee is acquiring the Warrant or Warrant Shares for such holder's or transferee's own account, for investment and not with a view to the sale or distribution of the Warrant or Warrant Shares nor with any then present intention of distributing or selling the Warrant or Warrant Shares.

SECTION 6.  ADJUSTMENTS.

          In the event of a stock dividend, stock split, or combination or other reduction in the number of issued shares of Common Stock, the Board shall make such adjustments in the number of unpurchased shares of Common Stock subject to this Warrant and in the purchase price per share as it may reasonably determine to be appropriate and equitable. In the event of a merger, consolidation, reorganization, or a sale or exchange of substantially all assets, or dissolution of the Company, the rights under this Warrant shall terminate as to shares of Common Stock not theretofore purchased except to the extent and subject to such adjustments as may be provided by the Board or in the terms of the merger, consolidation, reorganization, or plan for dissolution or sale of the assets.

SECTION 7.  DEFINITION OF COMMON STOCK.

          As used herein, the term "Common Stock" shall mean and include the Company's authorized Common Stock, par value $.01 per share, as constituted, and shall also include any capital stock of any class of the Company heretofore or hereafter authorized which shall not be limited to a fixed sum or percentage of the par value or liquidation preference in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and shall include any Common Stock of any class or classes resulting from any reclassification or reclassifications thereof.

SECTION 8.  REGISTRATION RIGHTS.

          A. Company Registration. Except for offerings solely for the purpose of employee benefit plans such as employee stock purchase, employee stock ownership plan or employee stock option plans, or with respect to the sale of Common Stock acquired pursuant to such plans, whenever the Company proposes to register any of its Common Stock or any other equity securities under the Securities Act for a public offering for cash, whether as a primary or secondary offering, or pursuant to registration rights granted to holders of other securities of the Company, the Company shall, each such time, give to the Warrantholder written notice of its intent to do so. Upon the written request of the Warrantholder given within thirty (30) days after receipt of such notice the Company shall use its best efforts to cause to be included in such registration all of the shares of Common Stock which the Warrantholder has acquired by exercise and requests be registered; provided (i) at least fifty percent (50%) of the Warrantholder's shares of Common Stock of the Company acquired by a Warrantholder on exercise of Warrants are included in each such request, (ii) the Warrantholder agrees to sell shares in the same manner and on the same terms and conditions as the other Common Stock which the Company proposes to register are sold, (iii) if the registration is to include Common Stock to be sold for the account of the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of the Warrantholder's shares is likely to affect adversely the success of the offering by the Company or the price it would receive in which case the rights of the Warrantholder shall be as provided in subparagraph E hereinafter. In the event the Warrantholder holds shares exceeding the maximum permissible volume limitation of Rule 144 promulgated under the Securities Act at the date of the notice, such excess shares may be included in the Registration Statement under the terms, conditions and limitations contained herein.

          B. Obligations of the Company. Whenever required under paragraph A to use its best efforts to effect the registration of any of the Warrantholder's shares the Company shall, as expeditiously as possible:

               (1) Prepare and file with the Commission a Registration Statement with respect to such shares and use its best efforts to cause such Registration Statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than ninety (90) days.

               (2) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary for the disposition of all securities covered by such Registration Statement.

               (3) Furnish to the Warrantholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as a Warrantholder may reasonably request in order to facilitate the disposition of its shares.

               (4) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky Laws of such jurisdictions (not exceeding three unless otherwise agreed upon by the Company) as the Company shall determine is reasonably appropriate for the distribution of the securities covered by the Registration Statement, provided that (anything herein to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualifications therein of the securities be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

          C. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any such action pursuant hereto that the Warrantholder shall furnish to the Company such information regarding itself, the shares it holds and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          D. Company Registration Expenses, In the case of any registration effected pursuant to paragraph A, the Company shall bear registration and qualification fees and expenses which result from the inclusion of the Warrantholder's shares and other selling shareholders in such registration; provided that if any such expense is attributable solely to one selling shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling shareholder. In addition, each selling shareholder shall bear the fees and costs of its own counsel.

          E. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under paragraph A, to include any of the Warrantholder's securities therein unless Warrantholder accepts and agrees to the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity that the inclusion of the Warrantholder's shares in the opinion of the underwriters is not likely to affect adversely the success of the offering by the Company or the price it would receive. If the total number of shares of stock which all selling shareholders of the Company request to be included in any offering exceeds the number of such shares which the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the shares of stock of the selling shareholders as the underwriters believe will not jeopardize the success of the offering (the shares so included to be apportioned pro-rata among the selling shareholders according to the total number of shares of Common Stock requested to be included in such offering by such selling shareholders, or in such other proportions as shall be mutually agreed to by such selling shareholders), provided that no such reduction shall be made with respect to any securities offered by the Company for its own account.

          F. Indemnification. In the event any of the Warrantholder's shares are included in a Registration Statement hereunder:

               (1) To the extent permitted by law, the Company will indemnify and hold harmless the Warrantholder, each of its officers, directors and controlling persons, if any, within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) for the Warrantholder, and each person, if any, who controls such underwriter within the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof (a) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(b) arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act and state law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse the Warrantholder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claims, damage, liability or action; provided, however, the Company shall not be liable, in any case, for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration Statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Warrantholder, such underwriter or controlling person.

               (2) To the extent permitted by law, the Warrantholder will indemnify and hold harmless the Company, and each of its directors, and each of its officers who have signed such Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) and any person who controls the underwriter against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Securities Act and state law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereto, arise out of or are based on any untrue or alleged untrue statement or any material fact contained in such Registration Statement, including any preliminary or final prospectus contained therein, or amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Warrantholder expressly for use in connection with such registration.

               (3) Promptly after receipt by an indemnified party under this paragraph F, of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this paragraph F, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent of the indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability which such party may have to the indemnified party otherwise than under this paragraph F.

          G. Reports under Exchange Act. The Company is subject to the reporting requirements of the Exchange Act and, in order to make available to the Warrantholder the benefits of Rule 144 promulgated under the Securities Act, the Company shall use its best efforts (1)to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, and (2) so long as any Warrantholder owns any of the Company's shares, to furnish in writing upon such Warrantholder's request the following information: (i) the Company's name, address and telephone number (ii) the Company's Internal Revenue Service identification number, (iii) the Company's Commission file number, (iv) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, and (v) a statement as to whether the Company has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding twelve months. With respect to a rule or regulation of the Commission (other than Rule 144) which may at any time permit the Warrantholder to sell Common Stock to the public without registration the Company shall take such action as is reasonable to enable utilization of such rule.

SECTION 9.  SPECIAL ASSIGNMENTS OF THE COMPANY.

          The Company covenants and agrees that:

          A. Will Reserve Shares. The Company will reserve and set apart and have at all times, free from pre-emptive rights, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of Warrants, and it will have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder.

          B. Listing on Securities Exchanges: Registration. If, and so long as the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act), it will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock receivable upon the exercise of Warrants at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, and other securities that at any time are issuable upon exercise of, the Warrants if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

          C. Will Bind Successors. This Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 10.  NOTICES.

          Any notice or other document required or permitted to be given or delivered to Warrantholder shall be delivered at, or sent by certified or registered mail to each Warrantholder at the address shown on such Warrantholder's Warrant or to such other address as shall have been furnished to the Company in writing by such Warrantholder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company, at 660 LaSalle Place, Highland Park, Illinois 60035, Attention:
President, or such other address as shall have been furnished to the Warrantholder by the Company.

SECTION 11.  NO RIGHTS AS SHAREHOLDER; LIMITATION OF LIABILITY.

          This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 12.  LAW GOVERNING.

          This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

SECTION 13.  MISCELLANEOUS.

          This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, SoftNet Systems, Inc. has caused this Warrant to be signed by its duly authorized officer, attested by its duly authorized officer, and to be dated as of _______________________.

                                   SOFTNET SYSTEMS, INC.


                                   By
                                            John Jellinek

ATTEST:


By:
Name:
Title:



                              SOFTNET SYSTEMS, INC.
                                SUBSCRIPTION FORM


                                   Dated _________________, 1994


          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____________ shares of Common Stock and hereby makes payment of $________ in payment of the exercise price thereof and acknowledges that if this purchase constitutes a partial exercise a new Warrant representing the remaining balance of the unexercised shares will be issued and forwarded to the address listed below.


                       INSTRUCTIONS FOR ISSUANCE OF STOCK


Name
          (please typewrite or print in block letters)


Address


Social Security or otherTaxpayer Identification Number



               Signature



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.